WORLD OMNI 1997-A AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
JULY 31, 1997
                                                             Aggregate
                                                             Net Investment
Aggregate Net Investment Value                               Value                  99.8%
Original                                                     1,199,477,720.00       1,197,078,764.56
7/1/97                                                       1,199,477,720.00       1,197,078,764.56

Principal collections & reimbursement loss amount               15,912,635.13          15,880,809.86
7/31/97                                                      1,183,565,084.87       1,181,197,954.70

Certificate Balance @ 7/31/97                                1,199,477,720.00       1,197,078,764.56

                                                             Class A-1
                                                             Allocation             Certificate
Aggregate Net Investment Value                               Percentage             Balance

Original                                                                21.31038%     250,000,000
7/1/97                                                                  21.31038%     250,000,000

Principal collections & reimbursement loss amount                                      15,111,930
7/31/97                                                                               234,888,070

Certificate Balance @ 7/31/97                                           21.31038%     250,000,000

                                                             Class A-2
                                                             Allocation             Certificate
Aggregate Net Investment Value                               Percentage             Balance

Original                                                                24.72004%     290,000,000
7/1/97                                                                  24.72004%     290,000,000

Principal collections & reimbursement loss amount                                         141,763
7/31/97                                                                               289,858,237

Certificate Balance @ 7/31/97                                           24.72004%     290,000,000

                                                             Class A-3
                                                             Allocation             Certificate
Aggregate Net Investment Value                               Percentage             Balance

Original                                                                24.72004%     290,000,000
7/1/97                                                                  24.72004%     290,000,000

Principal collections & reimbursement loss amount                                         141,763
7/31/97                                                                               289,858,237

Certificate Balance @ 7/31/97                                           24.72004%     290,000,000

                                                             Class A-4
                                                             Percentage             Certificate
Aggregate Net Investment Value                               Percentage             Balance

Original                                                                23.63729%     277,297,857
7/1/97                                                                  23.63729%     277,297,857

Principal collections & reimbursement loss amount                                         135,553
7/31/97                                                                               277,162,304

Certificate Balance @ 7/31/97                                           23.63729%     277,297,857

                                                             Class B
                                                             Allocation             Certificate
Aggregate Net Investment Value                               Percentage             Balance

Original                                                                 5.61224%      65,839,332
7/1/97                                                                   5.61224%      65,839,332

Principal collections & reimbursement loss amount                                          32,185
7/31/97                                                                                65,807,147

Certificate Balance @ 7/31/97                                            5.61224%      65,839,332



Aggregate Net Investment Value                               Seller Interest        Balance

Original                                                                 2.00000%      23,941,575
7/1/97

Principal collections & reimbursement loss amount                        2.00000%         305,913
7/31/97                                                                  2.00000%      23,623,959

Certificate Balance @ 7/31/97                                            2.00000%      23,941,575


Distributable Amounts                                        Total

Interest Distributable Amount                                    5,234,831.35
Principal Distributable Amount (1)                              15,295,633.93
Reimbursed Charged-off Amount (1)                                  585,175.93
Reimbursed Residual Value Loss Amount                                    0.00
Reimbursed Additional Loss Amount                                        0.00

Total                                                           21,115,641.21

Distributable Amounts                                        Class A-1              %

Interest Distributable Amount                                    1,375,000.00
Principal Distributable Amount (1)                              14,989,721.25                  98.00000%
Reimbursed Charged-off Amount (1)                                  122,209.15                  20.88417%
Reimbursed Residual Value Loss Amount                                    0.00                   0.00000%
Reimbursed Additional Loss Amount                                        0.00                   0.00000%

Total                                                           16,486,930.40

Distributable Amounts                                        Class A-2              %

Interest Distributable Amount                                    1,631,250.00
Principal Distributable Amount (1)                                       0.00                   0.00000%
Reimbursed Charged-off Amount (1)                                  141,762.62                  24.22564%
Reimbursed Residual Value Loss Amount                                    0.00                   0.00000%
Reimbursed Additional Loss Amount                                        0.00                   0.00000%

Total                                                            1,773,012.62

Distributable Amounts                                        Class A-3              %

Interest Distributable Amount                                    1,655,416.67
Principal Distributable Amount (1)                                       0.00                   0.00000%
Reimbursed Charged-off Amount (1)                                  141,762.62                  24.22564%
Reimbursed Residual Value Loss Amount                                    0.00                   0.00000%
Reimbursed Additional Loss Amount                                        0.00                   0.00000%

Total                                                            1,797,179.29

Distributable Amounts                                        Class A-4              %

Interest Distributable Amount                                    1,594,462.68
Principal Distributable Amount (1)                                       0.00                   0.00000%
Reimbursed Charged-off Amount (1)                                  135,553.35                  23.16455%
Reimbursed Residual Value Loss Amount                                    0.00                   0.00000%
Reimbursed Additional Loss Amount                                        0.00                   0.00000%

Total                                                            1,730,016.03

Distributable Amounts                                        Class B                %

Interest Distributable Amount                                      400,522.60
Principal Distributable Amount (1)                                       0.00                   0.00000%
Reimbursed Charged-off Amount (1)                                   32,184.68                   5.50000%
Reimbursed Residual Value Loss Amount                                    0.00                   0.00000%
Reimbursed Additional Loss Amount                                        0.00                   0.00000%

Total                                                              432,707.28

Distributable Amounts                                        Seller Interest        %

Interest Distributable Amount                                      172,642.08
Principal Distributable Amount (1)                                 305,912.68                   2.00000%
Reimbursed Charged-off Amount (1)                                        0.00                   0.00000%
Reimbursed Residual Value Loss Amount                                    0.00                   0.00000%
Reimbursed Additional Loss Amount                                        0.00                   0.00000%

Total                                                              478,554.76

(1) These amounts will not be distributed during the Revolving period. They will be reinvested in additional contracts.

Certificate Factors                                          Series A-1             Series A-2

                                                    7/1/97             100.0000000%           100.0000000%
                                                    7/31/97            100.0000000%           100.0000000%

Certificate Factors                                          Series A-3             Series A-4

                                                    7/1/97             100.0000000%           100.0000000%
                                                    7/31/97            100.0000000%           100.0000000%

Certificate Factors                                          Series B

                                                    7/1/97             100.0000000%
                                                    7/31/97            100.0000000%

Pool Data                                                    7/1/97                 $

Number of Loans                                                     52,844
Prepayments                                                            137              3,081,864.65
Scheduled Terminations                                                   0                      0.00
Charge-Offs                                                             83              1,623,389.28
Weighted Ave APR                                                         9.38%


Pool Data                                                    7/31/97                $

Number of Loans                                                     53,189
Prepayments                                                            182              3,992,321.46
Scheduled Terminations                                                   0                      0.00
Charge-Offs                                                            104              2,135,899.63
Weighted Ave APR                                                         9.38%


Account Balances                                             Pay Ahead              Advance                Reserve Fund

Balance as of  7/01/97                                           1,621,409.03             283,043.53          11,970,788.00
Balance as of  7/31/97                                           1,947,132.94             317,493.13          11,970,788.00
Change                                                             325,723.91              34,449.60                   0.00
Required Amount (withdrawl from reserve)                                                                               0.00
Reserve Fund Requirement                                                                                      11,970,788.00
Reserve Fund Supplement Requirement                                                                                    0.00

Residual Value Surplus Account

Beginning Balance 7/01/97                                                0.00
Deposits                                                                 0.00
Withdrawls                                                               0.00
Ending Balance 7/31/97                                                   0.00




Distribution per $1,000                                                             Total

Total Distribution Amount                                                                       4.37300494

Interest Distribution Amount                                                                    4.37300494
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Seller Principal not paid to Seller                                                         -----
Seller Interest not paid to Seller                                                          -----

Unpaid Class B Principal Carryover Shortfall                                                -----

Distribution per $1,000                                                             Class A-1

Total Distribution Amount                                                                       5.50000000

Interest Distribution Amount                                                                    5.50000000
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000


Seller Principal not paid to Seller                                                         -----
Seller Interest not paid to Seller                                                          -----

Unpaid Class B Principal Carryover Shortfall                                                -----

Distribution per $1,000                                                             Class A-2

Total Distribution Amount                                                                       5.62500000

Interest Distribution Amount                                                                    5.62500000
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Seller Principal not paid to Seller                                                         -----
Seller Interest not paid to Seller                                                          -----

Unpaid Class B Principal Carryover Shortfall                                                -----


Distribution per $1,000                                                             Class A-3

Total Distribution Amount                                                                       5.70833333

Interest Distribution Amount                                                                    5.70833333
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Seller Principal not paid to Seller                                                         -----
Seller Interest not paid to Seller                                                          -----

Unpaid Class B Principal Carryover Shortfall                                                -----


Distribution per $1,000                                                             Class A-4

Total Distribution Amount                                                                       5.75000000

Interest Distribution Amount                                                                    5.75000000
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Seller Principal not paid to Seller                                                         -----
Seller Interest not paid to Seller                                                          -----

Unpaid Class B Principal Carryover Shortfall                                                -----


Distribution per $1,000                                                             Class B

Total Distribution Amount                                                                       6.08333330

Interest Distribution Amount                                                                    6.08333330
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Seller Principal not paid to Seller                                                         -----
Seller Interest not paid to Seller                                                          -----

Unpaid Class B Principal Carryover Shortfall                                                    0.00000000


Distribution per $1,000                                                             Seller Interest

Total Distribution Amount                                                                       7.21097433

Interest Distribution Amount                                                                    7.21097433
Carryover Shortfall                                                                         -----
Prior Carryover Shortfall                                                                   -----

Total Carryover Shortfall                                                                   -----


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                   -----
Unpaid Principal Loss Interest Amount                                                       -----

Seller Principal not paid to Seller                                                             0.00000000
Seller Interest not paid to Seller                                                              0.00000000

Unpaid Class B Principal Carryover Shortfall                                                -----



Servicing Fee                                                                       Total

Amount of Servicing Fee Paid                                                              999,564.77
Total Unpaid                                                                                    0.00








Origination Trustee Expenses Paid (1)

UTI                                                                                             0.00
SUBI                                                                                            0.00
                                                                                                0.00


Securitization Trustee Expenses Paid  (1)                                                  10,602.90

Additional Loss Amounts (2)                                                                     0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:

CHARGE-OFF RATE                                              May                    June                 July





Outstanding                                                      1,431,397.37           1,623,389.28           2,135,899.63
Balance

Net
Liquidation                                                        947,990.58           1,217,701.75           1,488,402.86
Proceeds

Average
Aggregate
Net Investment                                               1,199,477,720.00       1,199,477,720.00       1,199,477,720.00
Value

Annualized
Average
Charge-Off                                                               0.48%                  0.41%                  0.65%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                      0.51%



DELINQUENCY RATE
                                                                         #                                 $

Past Due 31-60 days                                                    629                                    13,047,379
Past Due 61-90 days                                                     86                                     1,839,269
Past Due 91 + days                                                      36                                       792,054

 Total                                                                 751                                    15,678,702

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                                Delinquent          Current                Delinquency
                                                                Contracts           Contracts              Rate
                                                                (> 60 days)



May                                                                     96                 52,472                      0.18%
June                                                                   115                 52,844                      0.22%
July                                                                   122                 53,189                      0.23%
                                                                                                                       0.21%